UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) May 23, 2000


                        TRICO MARINE SERVICES, INC.
          (Exact name of registrant as specified in its charter)


              Delaware                 0-28316             72-1252405
    (State or other jurisdiction     (Commission         (IRS Employer
          of incorporation)          File Number)      Identification No.)


          250 North American Court, Houma, Louisiana      70363
           (Address of principal executive offices)     (Zip Code)



                              (504) 851-3833
           (Registrant's telephone number, including area code)



ITEM 5.   OTHER EVENTS.


     On May 22, 2000, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Exhibits.

          99 Press release issued by Trico Marine Services, Inc. on May 22, 2000 announcing the awarding of long-term contracts to Trico Marine Services, Inc. for two of its North Sea platform supply vessels.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRICO MARINE SERVICES, INC.



                              By: /S/ VICTOR M. PEREZ
                                 -----------------------------------
                                             Victor M. Perez
                                    Vice President, Chief Financial
                                        Officer, and Treasurer

Dated: May 23, 2000